UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 23, 2013

DLH Holdings Corp.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1776 Peachtree Street, N.W.

Atlanta, GA 30309

(Address and zip code of principal executive offices)

(866) 952-1647

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On April 23, 2013, DLH Holdings Corp. (the “Company”) announced that, in accordance with recent guidance published by the U.S. Securities and Exchange Commission (SEC) regarding the use of social media to disclose material, non-public information, starting April 23, 2013 it intends to use social media channels to publish information about the Company, including information which may be deemed to be material non-public information.  Presently, DLH intends to use its official Twitter feed — http://www.twitter.com/DLHCorp.com to communicate company information in conjunction with traditional sources, including press releases, SEC filings and the company’s investor relations website. The list of social media channels that the Company uses may be updated on its investor relations website from time to time.  Therefore, the Company encourages investors, the media, and others interested in DLH to review the information it posts on the U.S. social media channels as described above.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01           Financial Statements and Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated April 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

	By	/s/ Kathryn M. JohnBull
	Name:	Kathryn M. JohnBull
	Title:	Chief Financial Officer
Date: April 24, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 23, 2013.